Exhibit 1.1

                               PURCHASE AGREEMENT



                                  June 29, 1999



Warburg Dillon Read LLC
677 Washington Boulevard
Stamford, Connecticut  06901

UBS AG, London Branch
c/o Warburg Dillon Read LLC
677 Washington Boulevard
Stamford, Connecticut  06901

Ladies and Gentlemen:

         Conseco, Inc., an Indiana corporation (the "Company"), desires to make arrangements with Warburg Dillon Read LLC (the "Purchaser"), pursuant to which the Purchaser will purchase from the Company shares of Common Stock, in accordance with Section 1(a), below. The Company understands that the Purchaser intends to transfer any Purchased Shares (as defined in Section 1(a)) to UBS AG, London Branch, the indirect parent of the Purchaser (the "Selling Stockholder").

         The Company has prepared for filing with the Securities and Exchange Commission (the "Commission") a registration statement for the registration of 3,115,000 shares of its Common Stock, including the Purchased Shares (as defined in Section 1(a)) and up to 467,000 in the aggregate, of Payment Shares (as defined in Section 1(b)) and Make-whole Shares (as defined in Section 1(b)), under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time by the Purchaser, as agent for the Selling Stockholder, in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The Company will file such amendments and post-effective amendments thereto as may be required prior to any sale of the Purchased Shares by or on behalf of the Selling Stockholder. Such registration statement, as so amended at the time it is declared effective by the Commission, is referred to herein as the "Registration Statement." The final prospectus, in the form in which it is filed with the Commission under Rule 424 or (if no such filing is required) first furnished to the Purchaser and the Selling Stockholder by the Company for use in connection with the offering of the Purchased Shares, and all applicable amendments or supplements thereto, are collectively

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referred to herein as the  "Prospectus." A "Preliminary  Prospectus"  shall mean any preliminary prospectus included in the Registration Statement prior to the time the Registration Statement was declared effective.

         All references to the "Registration Statement," the "Prospectus" or any "Preliminary Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), which were filed with the Commission under the 1934 Act on or before the date that the Registration Statement is declared effective or the issue date of the Prospectus or Preliminary Prospectus, as the case may be, and all references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "described" in the Registration Statement, the Prospectus, or any Preliminary Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Prospectus, or any Preliminary Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment," or "supplement" shall be deemed to refer to and include the filing of any document under the 1934 Act after the date on which the Registration Statement is declared effective or the issue date of the Prospectus, as the case may be, that is deemed incorporated therein by reference. If the Company files a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement"), then after such filing, all references to the Registration Statement shall also be deemed to include the Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any Preliminary Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         The Company, the Purchaser and the Selling Stockholder hereby agree as follows:

         1.  Agreement to Sell and Purchase.

         (a) On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, 3,115,000 shares of Common Stock (the "Purchased Shares") at a purchase price per share of $29-1/16 (the "Purchase Price"). The Company understands and acknowledges that the Purchaser intends to transfer the Purchased Shares to the Selling Stockholder immediately following the Closing (as defined in Section 1(d)).

         (b) Concurrently with the execution and delivery of this Agreement, the Company and the Selling Stockholder have entered into a forward equity confirmation providing for the purchase, by the Company, at the Purchase Price per share, of a number of shares of Common Stock equal to the number of Purchased Shares (the "Forward Purchase Agreement"). The Company may issue additional shares of Common Stock to the Selling Stockholder under the Forward Purchase Agreement, on the terms and conditions specified therein, including Payment Shares (as defined in the Forward Purchase Agreement) and Make-whole Shares (as defined in the Forward Purchase Agreement). The Purchased Shares, Payment Shares and Make-whole Shares are collectively referred to in this Agreement as the "Shares").


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         (c) As  compensation  to the  Purchaser  for its  advisory  services in structuring the transaction, the Company shall pay the Purchaser a fee of $905,000 (the "Advisory Fee").

         (d) The closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place on the third business day following the date of this Agreement (the "Closing Date") at 10:00 a.m., New York City time, at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606. The Purchaser shall pay the Purchase Price per share for the Purchased Shares to, or at the direction of the Company, by federal funds wire transfer against delivery of the Purchased Shares to the Purchaser through the facilities of The Depository Trust Company, and the Company shall pay the Purchaser the Advisory Fee, by federal funds wire transfer or as an offset against the aggregate Purchase Price per share for the Purchased Shares.

         (e) The Company shall not pay or give, directly or indirectly, any commission or other remuneration to the Purchaser or any other person or entity for soliciting, within the meaning of Section 3(a)(9) of the 1933 Act, conversions of the 6-1/2% Convertible Subordinated Notes due 2003 of Pioneer Financial Services, Inc., a wholly-owned subsidiary of the Company (the "Notes"), into Common Stock, and the Purchaser shall not solicit, within the meaning of that Section, any such conversions.

         (f) The Selling Stockholder may sell the Shares at any time or from time to time pursuant to the Registration Statement, provided that the effectiveness of the Registration Statement has not been suspended pursuant to
Section 3(f), or an available exemption under the 1933 Act. All such sales shall be made through the Purchaser.

         (g) The Company shall have the right to direct the Selling Stockholder to sell, from time to time, such number of Purchased Shares as may be held by the Selling Stockholder at the time of such notice by giving verbal notice, followed by written confirmation thereof, to the Selling Stockholder directing such sale (a "Direction to Sell") in connection and concurrent with notice to the Selling Stockholder of early termination of all or a portion of the Forward Purchase Agreement. A Direction to Sell may be given on any day that is a trading day on the New York Stock Exchange, Inc. (the "NYSE") other than a day on which trading on the NYSE is scheduled to close prior to its regular weekday closing time (an "Exchange Business Day"); provided, however, that no Direction to Sell may be given within ten Exchange Business Days prior to the Termination Date (as defined in the Forward Purchase Agreement) in the event that the Company has given notice to the Selling Stockholder of its election to settle the Forward Purchase Agreement on a net share basis on the Termination Date. Each Direction to Sell shall specify the number of, and date or dates on which such number of, Purchased Shares are to be sold. Each date specified for such sale must be an Exchange Business Day; provided, however, that if any date specified for such sale is the same Exchange Business Day on which the Direction to Sell is delivered to the Selling Stockholder, such Direction to Sell must be delivered to the Selling Stockholder no later than 9:30 a.m., New York City time, on such Exchange Business Day, unless otherwise agreed upon by the Selling Stockholder. Upon receipt of a Direction to Sell that complies with this Section 1(g) and subject to the receipt, by the Selling Stockholder, of any deliveries required under Section 6(b), the Selling Stockholder shall direct the Purchaser to, and the Purchaser shall use, commercially reasonable efforts to sell Purchased Shares in accordance with the Direction to Sell; provided, however, that the Purchaser shall not be obligated to sell more Purchased Shares than required to produce net proceeds equal to the Total Forward Price (as defined in the Forward Purchase Agreement) at the time that such Direction to Sell is received by the Purchaser.


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         2. Representations and Warranties of the Company.

         (a) The Company represents and warrants to the Purchaser and the Selling Stockholder on and as of the date hereof, the Closing Date, each date that the Company delivers a Direction to Sell or Make-whole Shares to the Selling Stockholder, and each date that the Company files a Material Amendment or Supplement to the Registration Statement (as defined in Section 6(c)) (each, a "Representation Date") as follows :

                (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Company has prepared and filed the Registration Statement with the Commission and, as of the Closing Date, the Registration Statement (including any Rule 462(b) Registration Statement) will have become effective under the 1933 Act; as of the Closing Date and each Representation Date following the Closing Date, no stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) will have been issued under the 1933 Act and no proceedings for that purpose will have been instituted or will be pending or, to the knowledge of the Company, contemplated by the Commission, and any request on the part of the Commission for additional information will have been complied with; at the respective times that the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendment thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) become effective and at each subsequent Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the 1933 Act; each Preliminary Prospectus and the Prospectus delivered to the Purchaser for use in connection with the offering of the Shares are or will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and neither the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Purchaser or the Selling Stockholder expressly for use in the Registration Statement or the Prospectus.

                (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations").

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                (iii)  PricewaterhouseCoopers  LLP  and KPMG  Peat  Marwick LLP,
         which certified the financial statements and supporting schedules of the Company and Green Tree Financial Corporation ("Green Tree"), respectively, included or incorporated by reference in the Registration Statement and the Prospectus, each are independent public accountants as required by the 1933 Act and the 1933 Act Regulations with respect to the Company and Green Tree, respectively.

                (iv)   The financial  statements  of  the  Company  included  or
         incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein. Any selected financial data and summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. Any pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                (v) The statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement from time to time have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate insurance department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

                (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated therein, (A) there has been no material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise, or (C) except for regular dividends on the Common Stock or on the preferred stock of the Company in amounts per share that are consistent with past practice (which includes periodic dividend increases) or the applicable charter document or supplement thereto,

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         respectively,  there has been no dividend or  distribution  of any kind declared, paid or made by the Company on any class of its capital stock.

                (vii) The Company has been duly incorporated, is validly existing as a corporation and its status is active under the laws of the State of Indiana, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement and the Forward Purchase Agreement. The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                (viii) Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Significant Subsidiary") of the Company is set forth on Schedule A hereto and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (ix) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, insurance licenses from the insurance departments of the various states where the subsidiaries write insurance business (the "Insurance Licenses")) that are material to the Company and its subsidiaries taken as a whole and are necessary to conduct the business now conducted by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses, except where the failure to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of such Insurance Licenses are valid and in full force and effect, except where the invalidity of such Insurance Licenses or the failure of such Insurance Licenses to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

                (x) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company were issued in violation of

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         preemptive  or  other  similar  rights  of  any  securityholder  of the
         Company; each of the Purchased Shares, when issued and delivered in accordance with the provisions of this Agreement, and the Payment Shares and Make-whole Shares, when issued and delivered in accordance with the provisions of the Forward Purchase Agreement, will be duly authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Shares will not be subject to preemptive or other similar rights.

                (xi)   Neither  the   Company  nor  any  of    its   Significant
         Subsidiaries is in violation of its charter or by-laws. None of the Company or any of its Significant Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument (the "Agreements and Instruments") to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement.

                (xii)  The  offer of the  Shares as  contemplated  herein and in the Prospectus, the execution, delivery and performance of this Agreement and the Forward Purchase Agreement, and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Shares and the use of proceeds from the sale of the Purchased Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries, or any of their assets, properties or operations (except for such violations that would not result in a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Significant Subsidiary. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Company or any Significant Subsidiary (or any person acting on such holder's behalf) the

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

         right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Significant Subsidiary.

                (xiii) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses), now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Significant Subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might be reasonably expected to result in a Material Adverse Effect or to materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement. The aggregation of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, could not be reasonably expected to result in a Material Adverse Effect; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement, or to be incorporated by reference therein, by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, which have not been so filed or incorporated by reference.

                (xiv) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required in connection with the issuance and sale of the Shares hereunder or under the Forward Purchase Agreement, or the consummation by the Company of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under state or foreign securities or Blue Sky laws.

                (xv) There are no holders of securities of the Company with currently exercisable registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement.

                (xvi) This Agreement and the Forward Purchase Agreement have been duly authorized, executed and delivered by the Company and constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") or that enforcement of the indemnification and contribution provisions of this Agreement may be subject to public policy limitations.

                (xvii) The Company is in compliance with the provisions of that certain Florida act relating to disclosure of doing business in Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

                (xviii) Neither the Company nor any of its Significant Subsidiaries is, or upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                (xix) None of the Company, its Significant Subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock, in each case in violation of applicable law.

         (b) Any certificate signed by an officer of the Company and delivered to the Purchaser or the Selling Stockholder or to counsel for the Purchaser or the Selling Stockholder pursuant to the provisions of this Agreement or the Forward Purchase Agreement shall be deemed a representation and warranty by the Company to the Purchaser or the Selling Stockholder, as applicable, as to the matters covered thereby.

         3. Certain Covenants of the Company, the Purchaser and the Selling Stockholder. The Company, the Purchaser, and the Selling Stockholder agree as follows:

         (a) The Company and the Purchaser shall use commercially reasonable efforts to have the Registration Statement declared effective on or before the Closing Date and shall make any required filing of the Prospectus pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b).

         (b) The Company shall not mail or cause to be mailed a notice of redemption of $85,965,000 principal amount of Notes to holders of record of the Notes sooner than the second business day following the date of this Agreement.

         (c) The Company shall use reasonable commercial efforts to have the Purchased Shares and up to 467,000, in the aggregate, of Payment Shares and Make-whole Shares listed, subject to official notice of issuance, on the NYSE on or before the Closing Date.

         (d) The Company shall furnish to the Purchaser and the Selling Stockholder two signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto, including all exhibits thereto and all documents incorporated by reference therein.

         (e) Subject  to  Section  3(f),   the  Company   shall   maintain   the
effectiveness of the Registration Statement from the Closing Date until ten Exchange Business Days following the settlement of the Company's obligations, if any, under the Forward Purchase Agreement or such earlier date upon which the Purchaser, as agent for the Selling Stockholder, has notified the Company that all of the Shares (including the Payment Shares and Make-whole Shares, if any) have been sold by the Purchaser on behalf of the Selling Stockholder (the "Effective Period"). During the Effective Period, the Company shall:

                (i) file all documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations;

                (ii) advise the Purchaser and the Selling Stockholder promptly after the Company receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplementation of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any such stop order by the Commission or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, promptly use commercially reasonable efforts to obtain its withdrawal;

                (iii) subject to Section 3(e)(iv) and 3(f), prepare and file such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of
         Section 10(a)(3) of the 1933 Act;

                (iv) furnish the Purchaser and the Selling Stockholder with a copy of any proposed amendment or supplement to the Registration Statement or Prospectus (other than any document proposed to be filed by the Company pursuant to Section 13, 14 or 15(d)of the 1934 Act) a reasonable amount of time before the proposed filing of such amendment or supplement with the Commission and with such other information as the Purchaser or Selling Stockholder may from time to time reasonably request concerning the Company and its subsidiaries;

                (v) advise the Purchaser and the Selling Stockholder promptly after the Company receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission;

                (vi) furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Purchaser, as agent for the Selling Stockholder, may designate and maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and promptly advise the Purchaser, as agent for the Selling Stockholder, of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                (vii) make available to the Purchaser, as agent for the Selling Stockholder, as soon as practicable after the Closing Date, and thereafter from time to time furnish to the

         Purchaser, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Purchaser may reasonably request for the purposes contemplated by the 1933 Act; and

                (viii) furnish, as soon as practicable after the Closing Date, and thereafter from time to time to the NYSE such number of copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as may be requested by the NYSE under Rule 153 of the 1933 Act Regulations.

         (f) The Company shall provide prompt notice, confirmed in writing, to the Purchaser and the Selling Stockholder of (i) the discovery of any information or the happening of any event known to the Company which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) the Company's determination, for any reason, that it is necessary to amend or supplement the Prospectus, or (iii) the Company's election, for any business reason that the Company reasonably deems sufficient, to delay filing an amendment or amendment to the Registration Statement or Prospectus that it would otherwise be required to file under Section 3(e)(iii). Upon the receipt of such notice, the Purchaser shall immediately discontinue disposition of the Shares pursuant to the Registration Statement on behalf of the Selling Stockholder until such time as the Purchaser and the Selling Stockholder shall have received from the Company an amended or supplemented Prospectus or, if appropriate, written notice from the Company that dispositions of Shares may be resumed without amendment or supplementation of the Registration Statement or Prospectus. The Company shall not have the right to deliver to the Selling Stockholder a Direction to Sell or to elect net share settlement or elect to deliver Make-whole Shares in payment of the Make-whole Amount (as defined in the Forward Purchase Agreement) under the Forward Purchase Agreement until such time as the Company shall have filed with the Commission such amendment or supplement to the Registration Statement or Prospectus as may be required and shall have delivered an amended or supplemented Prospectus to the Purchaser and Selling Stockholder or shall have provided, if appropriate, written notice to the Purchaser and Selling Stockholder that dispositions of Shares may be resumed without amendment or supplementation of the Registration Statement or Prospectus.

         (g) The Purchaser and the Selling Stockholder shall each provide prompt notice, confirmed in writing, to the Company of the discovery of any information or the happening of any event known to the Purchaser or the Selling Stockholder, respectively, which would require the making of any change in the information furnished to the Company by the Purchaser or the Selling Stockholder, respectively, for use in the Prospectus then being used so that such information would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements included in such information, in the light of the circumstances in which they are made, not misleading.

         (h) The Purchaser shall inform the Company of its intent to sell any of the Purchased Shares on behalf of the Selling Stockholder, other than pursuant to a Direction to Sell, sufficiently in advance of such sale to enable the Company to verify that the Prospectus then being used will meet the requirements of the 1933 Act at the time of the intended sales and to amend such Prospectus if it will not meet those requirements.

         (i) The Company shall apply the net proceeds from the sale of the Purchased Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (j) The Company shall timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable earnings statements of the Company satisfying the provisions of Section 11(a) of the 1933 Act.

         (k) The Company, if necessary or appropriate, shall file a registration statement pursuant to Rule 462(b) under the 1933 Act to the extent necessary to register the offering and sale of all Payment Shares and Make-whole Shares issued under the Forward Purchase Agreement.

         (l) The Company shall pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Purchaser and the Selling Stockholder (including costs of mailing and shipment),
(ii) the registration,  issue, sale and delivery of the Shares to the Purchaser,
(iii) the producing and/or printing of this Agreement, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Purchaser and the Selling Stockholder (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state securities laws,
(v) the listing of the Shares on the NYSE, and (vi) the performance of the Company's other obligations hereunder.

         4. Conditions to the Obligations of the Purchaser to Purchase the Purchased Shares.

         The obligations of the Purchaser to purchase and pay for the Purchased Shares shall be subject to the accuracy, as of the date of this Agreement and the Closing Date, of the representations and warranties of the Company contained herein and in the certificates of any officer of the Company or any of its subsidiaries pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

         (a) The Registration Statement (including any Rule 462(b) Registration Statement) shall have become effective not later than 10:00 a.m., New York City time, on the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor instituted or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Purchaser. If the filing of a Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), such Prospectus shall have been filed within the manner and within the time period required by the 1933 Act and the 1933 Act Regulations.

         (b) The Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

         (c) The Purchaser shall have received the favorable opinion of John J. Sabl, Executive Vice President, General Counsel and Secretary of the Company, dated the Closing Date, in form and substance satisfactory to counsel for the Purchaser, to the effect that:

                (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana.

                (ii) The Company has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus.

                (iii) The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

                (iv) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of preemptive or other similar rights of any securityholder of the Company.

                (v) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and, except as set forth in the Prospectus, all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (vi) All legally required proceedings in connection with the authorization and valid issuance of the Shares in accordance with this Agreement and the Forward Purchase Agreement and the sale of the Shares in accordance with this Agreement and the Prospectus (other than the filing of post-issuance reports, the non-filing of which would not render the Shares invalid) have been taken, and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies (including, without limitation, any insurance regulatory agency or body) in connection with the authorization and valid issuance of the Shares in accordance with this Agreement and the Forward Purchase Agreement and the sale of the Shares in accordance with this Agreement and the Prospectus (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

                (vii) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

                (viii) The Registration Statement, as of its effective date, and the Prospectus and each amendment or supplement thereto, as of its issue date (in each case, other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                (ix) Each of the documents incorporated by reference in the Registration Statement or Prospectus, at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, as applicable.

                (x)    The  Common Stock, including the Shares,  conforms in all
         material   respects  to  the  description   thereof  contained  in  the
         Prospectus and the Registration Statement.

                (xi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions and that enforcement of the indemnification and contribution provisions thereof may be subject to public policy limitations.

                (xii) The Forward Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Forward Purchase Agreement conforms in all material respects to the description thereof contained in the Prospectus.

                (xiii) The issuance and sale of the Purchased Shares, in accordance with the provisions of this Agreement, and the issuance and sale of the Payment Shares and Make- whole Shares, in accordance with the provisions of the Forward Purchase Agreement, have been duly authorized by the Company, and the Purchased Shares, when issued and delivered in accordance with the provisions of this Agreement, and the Payment Shares and Make-whole Shares, if and when issued in accordance with the provisions of the Forward Purchase Agreement, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Shares is not subject to preemptive or other similar rights; the Purchased Shares and up to 467,000 in the aggregate, of Payment Shares and Make- whole Shares have been approved for listing on the NYSE, upon official notice of issuance.

                (xiv) The offer of the Shares as contemplated herein and in the Prospectus, the execution, delivery and performance of this Agreement and the Forward Purchase Agreement, and the consummation of the transactions contemplated herein, therein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Purchased Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, or liens, charges or encumbrances that would not result in a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement) nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their assets, properties, or operations (except for such violations that would not result in a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Significant Subsidiary.

                (xv)   To  such  counsel's  knowledge,  there  are  no  statutes
         required to be described or incorporated by reference in the Registration Statement which are not described or incorporated by reference, and there are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened which are required to be disclosed or incorporated by reference in the Registration Statement, other than those disclosed or incorporated by reference therein.

                (xvi) To such counsel's knowledge, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects.

                (xvii) To such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its Significant Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Agreement and Instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

                (xviii) No authorization, approval, consent, registration or qualification of or with any court or governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Shares by the

         Company to the Purchaser or the performance by the Company of its obligations under this Agreement and the Forward Purchase Agreement, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                (xix) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, the Insurance Licenses) that are material to the Company and its subsidiaries taken as a whole and are necessary to conduct the business now conducted by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Insurance Licenses are valid and in full force and effect, except where the invalidity of such Insurance Licenses or the failure of such Insurance Licenses to be in full force and effect would not result in a Material Adverse Effect or materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect or to materially and adversely affect the Company's performance of its obligations under this Agreement or the Forward Purchase Agreement.

                (xx) Neither the Company nor any of its subsidiaries is, and upon the consummation of the transactions contemplated in this Agreement and the Forward Purchase Agreement and the application of the net proceeds from the Shares as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         Moreover, such counsel shall confirm that nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein as to which such counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein as to which such counsel need express no opinion), on the date of issue or the Representation Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) On the Closing Date, the Purchaser shall have received from Schiff Hardin & Waite, counsel for the Purchaser, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Purchaser may reasonably require.

         (e) On  the  Closing  Date,  the  Purchaser   shall  have  received  a
certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated the Closing Date, to the effect that:

                (i) The Registration Statement has been declared effective, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of such officers, threatened by the Commission;

                (ii)   the  representations  and  warranties  of the  Company in
         Section 1 of this Agreement are true and correct as though expressly made at and as of the Closing Date;

                (iii)  the  Company  has   complied   with  all  agreements  and
         satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                (iv) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, except as set forth in the Prospectus (exclusive of any supplement thereto).

         (f) On  the  Closing  Date,   PricewaterhouseCoopers  LLP   shall  have
furnished to the Purchaser a letter, dated the Closing Date, in form and substance satisfactory to the Purchaser, to the effect set forth in Exhibit A.

         (g) Since the execution of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business.

         (h) Counsel for the Purchaser shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares under this Agreement and the Forward Purchase Agreement, as herein and therein contemplated, and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares under this Agreement and the Forward Purchase Agreement as herein and therein contemplated shall be satisfactory in form and substance to the Purchaser and counsel for the Purchaser.

         5. Reimbursement of Purchaser's Expenses. The Company shall reimburse the Purchaser and the Selling Stockholder for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel in connection with the transactions contemplated by this Agreement), up to a maximum reimbursement of $150,000 in the aggregate for all such out-of-pocket expenses incurred by the Purchaser and the Selling Stockholder in connection with the proposed purchase and sale of the Shares. Such reimbursement shall be made, from time to time, within 20 days of the Company's receipt of a written invoice from the Purchaser and the Selling Stockholder itemizing such expenses.

         6.  Additional Covenants of the Company.

         The Company further covenants and agrees with the Purchaser and the Selling Stockholder as follows:

         (a) Each delivery by the Company of a Direction to Sell to the Purchaser or of Make- whole Shares to the Selling Stockholder shall be deemed to be an affirmation that the representations and warranties of the Company contained in Section 1 of this Agreement and in any officers' certificate delivered to the Purchaser or the Selling Stockholder pursuant hereto are true and correct at the time of such delivery, and an undertaking that such representations and warranties will be true and correct at the date of sale specified in the Direction to Sell, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Each time that (i) the Company shall file a Material Amendment or Supplement to the Registration Statement or the Prospectus (as defined in Section 6(c)), (ii) the Purchaser or the Selling Stockholder shall so require as a condition to the sale of Purchased Shares pursuant to a Direction to Sell, or
(iii) the Selling Stockholder shall so require as a condition to the acceptance by the Selling Stockholder of Make-whole Shares under the Forward Purchase Agreement in payment of the Make-whole Amount (as defined in the Forward Purchase Agreement), the Company shall furnish or cause to be furnished to the Purchaser and/or the Selling Stockholder, as applicable, the following:

                (i) a certificate, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of delivery of a Direction to Sell or of Make-whole Shares, as the case may be, in form and substance reasonably satisfactory to the Purchaser and/or the Selling Stockholder, as applicable, to the effect that the representations contained in Section 1 of this Agreement and in the certificate referred to in Section 4(e) hereof are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or of the delivery of the Direction to Sell or of Make-whole Shares, as the case may be, as though made at and as of such time (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to Section 4(e) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

                (ii) the written opinion of John J. Sabl, Executive Vice President, General Counsel and Secretary of the Company, or other counsel satisfactory to the Purchaser and/or the Selling Stockholder, as the case may be, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of delivery of a Direction to Sell or of Make-whole Shares, as the case may be, in form and substance satisfactory to the Purchaser and/or the Selling Stockholder, as applicable, of the same tenor as the opinion referred to in Section 4(c) hereof, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Purchaser and/or the Selling Stockholder shall furnish the Purchaser and/or the Selling Stockholder, as applicable, with a letter substantially to the effect that the Purchaser and/or the Selling Stockholder, as applicable, may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); and

                (iii) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such delivery of a Direction to Sell or of Make-whole Shares, as the case may be, of PricewaterhouseCoopers LLP to the same tenor as the letter referred to in Section 4(f) hereof, but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter.

         (c) A "Material Amendment or Supplement to the Registration Statement or the Prospectus" shall mean, during the Effective Period, (i) any amendment to the Registration Statement filed by the Company under the 1933 Act, (ii) each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company, (iii) any Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act, and (iv) any Current Report on Form 8-K , upon the reasonable request of the Purchaser and the Selling Stockholder. The Company shall deliver the documents provided for in Section 6(b) upon the date of filing of any Material Amendment or Supplement to the Registration Statement or Prospectus or such other date mutually agreed upon by the Company, the Purchaser and the Selling Stockholder.

         (d) In the event that the Purchaser or the Selling Stockholder elects to exercise its right to require delivery of the documents provided for in
Section 6(b) as a condition to the sale of Purchased Shares pursuant to a Direction to Sell or that the Selling Stockholder elects to exercise its right to require delivery of such documents as a condition to its acceptance of Make-whole Shares in payment of the Make-whole Amount, the Purchaser or the Selling Stockholder, as applicable, shall provide written notice of its intent to require delivery of such documents within 24 hours of receipt of a Direction to Sell or of receipt by the Selling Stockholder of notice from the Company of its election to pay the Make-whole Amount in Make-whole Shares. Neither the Selling Stockholder nor the Purchaser shall have any obligation to sell Purchased Shares pursuant to a Direction to Sell and the Selling Stockholder shall have no obligation to accept Payment Shares or Make-whole Shares in payment of the Make-whole Amount until such time as the Company has complied with the provisions of Section 6(b).

         7.  Termination by the Purchaser.

         (a) The Purchaser may terminate this Agreement in its absolute discretion at any time prior to the purchase of the Purchased Shares, if (i) since the time of execution of this Agreement, there has been any material adverse change, financial or otherwise (other than as disclosed in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its subsidiaries, considered as one enterprise, (ii) at the time of such termination, (x) trading in securities on the NYSE, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on any such exchange or market, (y) a banking moratorium shall have been declared either by the United States or New York State authorities, or
(z) the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the Purchaser's judgment, to make it impracticable to market the Shares in the manner contemplated by this Agreement, or (iii) the Common Stock shall have ceased to be registered under the 1934 Act or listed on the NYSE, or the Commission, the NYSE or the Company shall have initiated proceedings for such deregistration or delisting.

         (b) If the Purchaser elects to terminate this Agreement as provided in this Section 7, the Purchaser shall notify the Company promptly of such termination. Such termination shall be effective upon the Company's receipt of such notice. Upon such termination, the Purchaser shall not be under any obligation or liability to the Company under this Agreement, and Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(l) and 5).

         8.  Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 8(f) below) any such settlement is effected with the written consent of the Company; and

                (iii)  against  any  and  all  expense  whatsoever,  as incurred
         (including  the  fees  and  disbursements  of  counsel  chosen  by  the
         Purchaser),   reasonably   incurred  in  investigating,
         preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above; provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or (B) made in any Preliminary Prospectus and corrected in the Prospectus, as supplemented, where the person asserting any such loss, liability, claim, damage or expense purchased the Shares that are the subject thereof, and it shall have been established (i) that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the 1933 Act and (ii) the Company shall have previously furnished copies thereof in sufficient quantities to the Purchaser.

         (b) The Purchaser agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) The Company agrees to indemnify and hold harmless the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 8(f) below) any such settlement is effected with the written consent of the Company; and

                (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Selling Stockholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or (B) made in any
         Preliminary Prospectus and corrected in the Prospectus, where the person asserting any such loss, liability, claim, damage or expense purchased the Shares that are the subject thereof, and it shall have been established (i) that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the 1933 Act and (ii) the Company shall have previously furnished copies thereof in sufficient quantities to the Selling Stockholder or the Purchaser, as agent for the Selling Stockholder.

         (d) The Selling Stockholder agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(c), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (e) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) of this Section, counsel to the indemnified parties shall be selected by the Purchaser, in the case of parties indemnified pursuant to Section 6(c) of this Section, counsel to the indemnified parties shall be selected by the Selling Stockholder, and in the case of parties indemnified pursuant to Section 6(b) and Section 6(d) of this Section, counsel to the indemnified parties shall be selected by the Company; provided, however, that in the event that the Company is obligated to indemnify parties pursuant to both Section 6(a) and Section 6(c) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, one and the same counsel (in addition to any local counsel) to such indemnified parties shall be selected by the Selling Stockholder. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (f) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) and Section 6(c)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
(ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) or Section 6(c)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

         9.  Contribution.

         (a) If the indemnification provided for in Section 8 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Purchaser, and the Selling Stockholder from the offering of the Purchased Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Purchaser, and the Selling Stockholder in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by Company, the Purchaser, and the Selling Stockholder in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as (i) the total proceeds from the sale to the Purchaser of the Purchased Shares (less the Advisory Fee, the Commission (as defined in the Forward Purchase Agreement), and the aggregate Floating Amounts (as defined in the Forward Purchase Agreement) received by the Selling Stockholder less the Selling Stockholder's cost of funding the Total Forward Price (as defined in the Forward Purchase Agreement), but before deducting expenses) received by the Company, (ii) the Advisory Fee and the Commission received by the Purchaser, and (iii) the aggregate Floating Amounts (as defined in the Forward Purchase Agreement) received by the Selling Stockholder less the Selling Stockholder's cost of funding the Total Forward Price (as defined in the Forward Purchase Agreement).

         The relative fault of the Company, the Purchaser, and the Selling Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Purchaser or the Selling Stockholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Purchaser and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 9, each person, if any, who controls the Purchaser or Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Purchaser or the Selling Stockholder, respectively, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

         10. Notices. All notices hereunder shall be in writing and delivered by hand, overnight courier, mail or facsimile, and (i) if to the Purchaser, shall be sufficient in all respects if delivered to Warburg Dillon Read LLC, 677 Washington Boulevard Stamford, Connecticut 06901, Attention: Equity Risk
Management Department, Facsimile No. 203-719-7031, with a copy at that same address to the attention of Legal & External Affairs, Facsimile No. 203-719-6097, (ii) if to the Selling

Stockholder, shall be sufficient in all respects if delivered to UBS AG, London Branch, c/o Warburg Dillon Read LLC, 677 Washington Boulevard Stamford, Connecticut 06901, Attention: Equity Risk Management Department, Facsimile No. 203-719-7031, with a copy at that same address to the attention of Legal & External Affairs, Facsimile No. 203-719-6097, and (iii) if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 11825 N. Pennsylvania Street, Carmel, Indiana 46032,
Attention: John J. Sabl, Executive Vice President, General Counsel and Secretary, Facsimile No. 317-817-6327.

         11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, other than rules governing choice of applicable law. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         12. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Purchaser, the Selling Stockholder and the Company and to the extent provided in Section 8 and Section 9 hereof the controlling persons, directors and officers referred to in such sections, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Selling Stockholder or the Purchaser (other than the Selling Stockholder)) shall acquire or have any right under or by virtue of this Agreement.

         13. Counterparts. This Agreement may be signed by the parties in one or more counterparts, which together shall constitute one and the same agreement among the parties.

         14. Successors and Assigns. This Agreement shall be binding upon the Purchaser, the Selling Stockholder and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Purchaser's and the Selling Stockholder's respective businesses and/or assets.

         15. Relationship between the Purchaser and the Selling Stockholder. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including the London Branch of UBS AG or any U.S. branch or agency of UBS AG. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Purchased Shares offered and sold by the Purchaser, as agent for the Selling Stockholder, are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by the Selling Stockholder or any other branch or agency of UBS AG, and are not otherwise an obligation or responsibility of a branch or agency of UBS AG.

         If the foregoing correctly sets forth the understanding among the Company, the Purchaser and the Selling Stockholder, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company, the Purchaser and the Selling Stockholder.

                                       Very truly yours,

                                       CONSECO, INC.



                                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________


Accepted and agreed to as of the
date first above written:

WARBURG DILLON READ LLC



By:    _____________________________
Name:  _____________________________
Title: _____________________________


By:    _____________________________
Name:  _____________________________
Title: _____________________________


UBS AG, LONDON BRANCH



By:    _____________________________
Name:  _____________________________
Title: _____________________________


By:    _____________________________
Name:  _____________________________
Title: _____________________________

                                                                      SCHEDULE A


                           Significant Subsidiaries of
                                  Conseco, Inc.


         CIHC, Incorporated
         Jefferson National Life Insurance Company of Texas
         Bankers Life and Casualty Company
         Conseco Senior Health Insurance Company
         Conseco Annuity Assurance Company
         Conseco Life Insurance Company
         Pioneer Financial Services, Inc.
         Pioneer Life Insurance Company
         Capitol American Financial Corporation
         Conseco Health Insurance Company
         Green Tree Financial Corporation

                                                                       Exhibit A

                           Form of Accountant's Letter
                            pursuant to Section 4(f)

         The comfort letter shall have been prepared in accordance with Statement on Auditing Standards No. 72 and shall be to the effect that:

                  (i) the accountants furnishing such letter are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations;

                  (ii) in their opinion, the audited consolidated financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;

                  (iii) on the basis of (A) the performance of procedures specified by the American Institute of Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on the unaudited consolidated financial statements of the Company and its subsidiaries included in the Company's quarterly reports on Form 10-Q as of dates subsequent to the date of the most recent audited consolidated financial statements incorporated by reference in the Registration Statement and Prospectus, (B) a reading of the latest available unaudited financial statements of the Company, (C) a reading of the minutes of the meetings of the stockholders, board of directors and appropriate committees of the Company and its subsidiaries, and (D) inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally applicable accounting principles and would not necessarily reveal matters of significance with respect to the comments made in such letter), nothing came to their attention which caused them to believe that:

                           (1) any material  modifications should be made to the
                  unaudited consolidated financial statements included in the Form 10-Qs and incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, or

                           (2) the unaudited  consolidated  financial statements
                  included in the Form 10-Qs and incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, as they apply to Form 10-Q; or

                           (3) as of the date of the latest available  unaudited
                  financial statements and as of a specified date not more than five business days prior to the date of the letter, there were any increases in the consolidated long-term debt of the Company or decreases in consolidated assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent consolidated balance sheet of the Company incorporated by reference in the Registration Statement and the Prospectus, or for the period from the date of such balance sheet to the date of the most recent available financial statements and such specified date, there were any decreases, as compared with the corresponding periods in the preceding year, in consolidated revenues excluding realized gains, net income, earnings applicable to common stock or net income per diluted common share, except in all instances for changes, increases or decreases that the Registration Statement and Prospectus disclose have occurred or may occur or (solely in the case of the letter delivered at the Closing) except for such exceptions enumerated in such letter as shall have been agreed to by the Purchaser and the Company.


                  (iv) In the event that pro forma financial statements are included or incorporated by reference in the Registration Statement and the Prospectus, on the basis of (A) a reading of the pro forma financial statements, (B) the performance of procedures specified by the American Institute of Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on the financial statements to which the pro forma adjustments were applied, (C) inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and (D) the proving of the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention that led them to believe that the pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.





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